Exhibit 99.1

GENERAL INFORMATION PAGE

FILL IN THE INFORMATION HERE TO POPULATE THE GENERAL FIELDS OF THE WORKSHEET

CASE NAME	Restoragen, Inc

CASE NUMBER	02-83998

PETITION DATE	12/17/02

End of Month 1	12/31/02

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CASE NAME: Restoragen, Inc	MONTHLY OPERATING REPORTS	FORM OPR-1A
CASE NUMBER: 02-83998	COMPARATIVE BALANCE SHEETS

ASSETS	PETITION DATE 12/17/02	MONTH ENDING 12/31/02	MONTH ENDING 01/31/03	MONTH ENDING 02/28/03	MONTH ENDING 03/31/03	MONTH ENDING 04/30/03	MONTH ENDING 05/31/03

CURRENT ASSETS
Cash	758,790	871,544	3,776,610	0	0	0	0
Accounts Receivable, Net (Sched. A)	486,561	241,561	107,482	0	0	0	0
Inventory, At Lower Of Cost Or Market	0	0	0	0	0	0	0
Prepaid Expenses	349,262	286,789	306,110	0	0	0	0
Other	24,500	24,500	19,195	0	0	0	0

Total Current Assets	1,619,113	1,424,394	4,209,397	0	0	0	0

PROPERTY, PLANT & EQUIPMENT (Sched. B)	27,930	27,930	27,930	0	0	0	0
Less Accumulated Depreciation	9,408	12,054	12,054	0	0	0	0

Net Property	18,522	15,876	15,876	0	0	0	0

OTHER ASSETS (Describe)
loan origination fees	253,969	250,000	229,167	0	0	0	0

Total Other Assets	253,969	250,000	229,167	0	0	0	0

TOTAL ASSETS	1,891,604	1,690,270	4,454,440	0	0	0	0

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING OPERATING REPORTS, CONSISTING OF 9 PAGES ARE TRUE AND CORRECT.

Date submitted	2/20/03	Signed	/s/ David Walker	David Walker
(Printed name of signatory)

CASE NAME: Restoragen, Inc	MONTHLY OPERATING REPORTS
CASE NUMBER: 02-83998	COMPARATIVE BALANCE SHEETS

LIABILITIES & STOCKHOLDERS’ EQUITY	PETITION DATE 12/17/02	MONTH ENDING 12/31/02	MONTH ENDING 01/31/03	MONTH ENDING 02/28/03	MONTH ENDING 03/31/03	MONTH ENDING 04/30/03	MONTH ENDING 05/31/03

LIABILITIES
Post Petition Liabilities (Sched. C)	0	310,866	581,856	0	0	0	0

Pre Petition Liabilities
Notes Payable—Secured	19,425,175	19,425,175	19,425,175	0	0	0	0
Priority Debt	0	0	0	0	0	0	0
Unsecured Debt	968,578	968,578	968,577	0	0	0	0
Other	4,194,471	4,107,718	4,000,017	0	0	0	0

Total Pre Petition Liabilities	24,588,224	24,501,471	24,393,769	0	0	0	0

Total Liabilities	24,588,224	24,812,337	24,975,626	0	0	0	0

STOCKHOLDERS’ EQUITY
Preferred Stock (PIC)	3,544	3,544	3,544
Common Stock (PIC)	73,794	73,794	73,794	0	0
Paid-In Capital (APIC)	81,345,226	81,346,301	81,338,958	0	0
Retained Earnings
Through Filing Date	-104,119,184	-104,119,184	-104,119,184	0	0
Post Filing Date	0	-426,522	2,181,702	0	0

Total Stockholders’ Equity	-22,696,620	-23,122,067	-20,521,186	0	0	0	0

TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY	1,891,604	1,690,270	4,454,440	0	0	0	0

CASE NAME: Restoragen, Inc		FORM OPR-2
CASE NUMBER: 02-83998	STATEMENT OF INCOME (LOSS) - POST PETITION

	MONTH ENDING 12/31/02	MONTH ENDING 01/31/03	MONTH ENDING 02/28/03	MONTH ENDING 03/31/03	MONTH ENDING 04/30/03	MONTH ENDING 05/31/03	YEAR TO DATE 05/31/03

NET REVENUE (INCOME)	0	0	0	0	0	0	0

COST OF GOODS SOLD
Materials	0	0	0	0	0	0	0
Labor — Direct	0
Manufacturing Overhead	0

Total Cost of Goods Sold	0	0	0	0	0	0	0

GROSS PROFIT	0	0	0	0	0	0	0

OPERATING EXPENSES
Selling & Marketing	0	0	0	0	0	0	0
Executive & Mgmt. Salaries	42,273	283,840
Office & Other Salaries
Rent		1,850
Other (Attach Schedule)	248,105	171,634

Total Operating Expenses	290,378	457,324	0	0	0	0	747,702

OTHER EXPENSES
Quarterly Fees	0	250	0	0	0	0	0
Depreciation	2,646	0
Interest	45,605	108,750
Attorney’s Fees	88,611	126,364
Other Professional Fees

Total Other Expenses	136,862	235,364	0	0	0	0	372,226

Total Expenses	427,240	692,688	0	0	0	0	1,119,928

OTHER INCOME
Gain on sale of Intellectual Property		3,300,000					3,300,000
Interest Income	718	912					1,630

Total Other Income	718	3,300,912	0	0	0	0	3,301,630

NET INCOME (LOSS)	-426,522	2,608,224	0	0	0	0	2,181,702

CASE NAME: Restoragen, Inc		FORM OPR-3
CASE NUMBER: 02-83998	STATEMENT OF SOURCE AND USE OF CASH

	PETITION DATE 12/17/02	MONTH ENDING 12/31/02	MONTH ENDING 01/31/03	MONTH ENDING 02/28/03	MONTH ENDING 03/31/03	MONTH ENDING 04/30/03	YEAR TO DATE 04/30/03
CASH DIFFERENCE
Current Ending Cash Balance	758,790	871,544	3,776,610	0	0	0	3,776,610
Less Ending Prior Month Balance		758,790	871,544	0	0	0	758,790

NET CASH INCREASE(DECREASE)		112,754	2,905,066	0	0	0	3,017,820

SOURCES OF CASH
Income (Loss) From Operations		-426,522	2,608,224	0	0	0	2,181,702
Add: Non-cash items (Depr. & Amort.)		3,721	-7,344	0	0	0	-3,623

Cash Generated From Operations		-422,801	2,600,881	0	0	0	2,178,080

Add: Decrease in Assets
Accounts Receivable		245,000	134,079	0	0	0	379,079
Inventory		0	0	0	0	0	0
Prepaid Expenses		62,473	0	0	0	0	62,473
Property, Plant & Equipment		0	0	0	0	0	0
Other Current Assets		0	5,305	0	0	0	5,305
Other Assets		3,969	20,833	0	0	0	24,802

Increase in Liabilities:
Post Petition Liabilities		310,866	270,990	0	0	0	581,856
Pre Petition Liabilities		0	0	0	0	0	0

TOTAL SOURCES OF CASH		199,507	3,032,088	0	0	0	3,231,595

USE OF CASH
Subtract: Increase in Assets
Accounts Receivable		0	0	0	0	0	0
Inventory		0	0	0	0	0	0
Prepaid Expenses		0	19,321	0	0	0	19,321
Property, Plant & Equipment		0	0	0	0	0	0
Other Current Assets		0	0	0	0	0	0
Other Assets		0	0	0	0	0	0

Decrease in Liabilities:
Post Petition Liabilities		0	0	0	0	0	0
Pre Petition Liabilities		86,753	107,702	0	0	0	194,455

TOTAL USE OF CASH		86,753	127,022	0	0	0	213,775

NET CASH INCREASE (DECREASE)		112,754	2,905,066	0	0	0	3,017,820

CASE NAME: Restoragen, Inc		SCHEDULE A
CASE NUMBER: 02-83998	SCHEDULE OF ACCOUNTS RECEIVABLE AGING

		TOTAL ACCOUNTS RECEIVABLE	0-30 DAYS	31-60 DAYS	61-90 DAYS	91-120 DAYS	OVER 120 DAYS

Date of Filing:	12/17/02	486,561	486,011	0	0	0	550
% of Total		100%	99.89%	0.00%	0.00%	0.00%	0.11%

Month:	12/31/02	241,561	241,011	0	0	0	550
% of Total		100%	99.77%	0.00%	0.00%	0.00%	0.23%

Month:	01/31/03	107,482	4,500	102,432	0	0	550
% of Total		100%	4.19%	95.30%	0.00%	0.00%	0.51%

Month:	02/28/03	0	0	0	0	0	0
% of Total		100%	#DIV/0!	#DIV/0!	#DIV/0!	#DIV/0!	#DIV/0!

Month:	03/31/03	0	0	0	0	0	0
% of Total		100%	#DIV/0!	#DIV/0!	#DIV/0!	#DIV/0!	#DIV/0!

Month:	04/30/03	0	0	0	0	0	0
% of Total		100%	#DIV/0!	#DIV/0!	#DIV/0!	#DIV/0!	#DIV/0!

Month:	05/31/03	0	0	0	0	0	0
% of Total		100%	#DIV/0!	#DIV/0!	#DIV/0!	#DIV/0!	#DIV/0!

CASE NAME: Restoragen, Inc		SCHEDULE B
CASE NUMBER: 02-83998	SCHEDULE OF FIXED ASSETS

	MONTH 12/31/02	MONTH 01/31/03	MONTH 02/28/03	MONTH 03/31/03	MONTH 04/30/03	MONTH 05/31/03

FIXED ASSETS:
Buildings	0	0
Land	0	0
Improvements	0	0
Office Furniture	0	0
Office Equipment	0	0
Computer Equipment	15,876	15,876
Shop Machinery	0	0
Shop Equipment	0	0
Automobiles	0	0
Vans	0	0
Trucks	0	0
Trailers	0	0
Heavy Equipment	0	0
Other Vehicles	0	0
Major Tools	0	0
Boat & Airplane	0	0
Warehouse Equipment	0	0
Other	0	0

TOTAL FIXED ASSETS	15,876	15,876	0	0	0	0

CASE NAME: Restoragen, Inc		SCHEDULE C
CASE NUMBER: 02-83998	SCHEDULE OF POST PETITION DEBT

	MONTH 12/31/02	MONTH 01/31/03	MONTH 02/28/03	MONTH 03/31/03	MONTH 04/30/03	MONTH 05/31/03

TRADE ACCOUNTS PAYABLE	257,917	412,813

TAXES PAYABLE:
Federal Payroll Taxes
State Payroll Taxes
State Sales Taxes
Local Payroll Taxes
Real Estate & Pers. Prop. Taxes
Other:

TOTAL TAXES PAYABLE	0	0	0	0	0	0

OTHER LIABILITIES:
Post Petition Secured Debt
Accrued Interest Payable	45,605	154,355
Other Accrued Liabilities
Redeemable Stock Dividend	7,344	14,688

TOTAL OTHER LIABILITIES	52,949	169,043	0	0	0	0

TOTAL POST PETITION DEBT	310,866	581,856	0	0	0	0

CASE NAME: Restoragen, Inc	(revised 3-94)
CASE NUMBER: 02-83998	Schedule D

SUMMARY OF SIGNIFICANT ITEMS

Month of January 2003

1.     Insurance Coverage

	Carrier/ agent Name	Amount of Coverage	Policy Expiration Date	Premium Paid thru Date
Workers’ Compensation	Cincinnati Ins	100,000	8/1/03	4/30/03
General Liability	Cincinnati Ins	1,000,000	8/1/03	4/30/03
Excess Liability	Cincinnati Ins	1,000,000	8/1/03	4/30/03
Other(specify)
Directors & Officers	Twin City Fire Ins	5,000,000	9/1/03	9/1/03
Directors & Officers	XL Speciality	5,000,000	9/1/03	9/1/03
Directors & Officers	Houston Casualty	5,000,000	9/1/03	9/1/03
Directors & Officers	Royal Indemnity	5,000,000	9/1/03	9/1/03
Directors & Officers	Lumbermens	5,000,000	9/1/03	9/1/03
Clinical Trial	Lexington	4,000,000	8/14/03	8/14/03
Health	United Healthcare		9/30/03	9/30/03
Dental	Ameritas		9/30/03	9/30/03
Disability	Jefferson Pilot		6/30/03	1/31/03

2.               Statement of Payments of Secured Creditors
(list all payments made to secured creditors during the month & the purpose for such payment, i.e. Court ordered adequate protection cash collateral payments)

Payee	Description	Amount Paid this Month	Total Paid Post petition
n/a

3.               Tax Payments Made This Month (Not Accruals) (attach copies of tax receipts or checks)

	Date Paid	Amount Paid	Post Petition Taxes Still Unpaid(agrees to Sch. C)
Federal Payroll W/H Taxes	1/23/03	14,580
Federal Payroll W/H Taxes	1/31/03	74,908
Social Security Taxes	1/23/03	7,750
Social Security Taxes	1/31/03	31,703
Fed. Unemployment Taxes	1/23/03	224
Fed. Unemployment Taxes	1/31/03	112
State Payroll W/H Taxes	1/23/03	2,986
State Payroll W/H Taxes	1/31/03	14,889
State Unemployment Ins	1/23/03	1,014
State Unemployment Ins	1/31/03	217
State Disability Ins	1/23/03	93
State Disability Ins	1/31/03	9
Other — Medicare Taxes	1/23/03	1,813
Other — Medicare Taxes	1/31/03	8,063

CASE NAME: Restoragen, Inc	(revised 10-96)
CASE NUMBER: 02-83998	Schedule D

SUMMARY OF SIGNIFICANT ITEMS

Month of December 2002

4.               Compensation Payments Made This Month (Not Accruals) — includes expense reimbursments
(List all payments made to owners of proprietorships; partners of partnerships; officers, directors and shareholders of corporations)

Name	Amount	Date of Court Order Authorizing Payment
David Hathaway	65,790	Includes court approved base salary, retention
Ashleigh Palmer	114,132	payments, bonus for completing the Amylin
Roberta Schneider	67,445	transaction and reimbursed business expenses.
David Walker	72,683
Fred Wagner	14,408

5.               Payments Made This Month To Professionals (Not Accruals)

Professional	Amount	Date of Court Order Authorizing Payment
Attorney(s)	43,559	1/31/03 and 2/10/03
Accountant(s)
Management Co.(s)
Appraiser(s)
Other (specify)

6.               Record of Disbursement and Payment of Quarterly Fees

Period Ending	*Total Disbursements	Quarterly Totals		Quarterly Fee **		Date Paid	Amount Paid		Check Number
January 03	526,593
February	$
March	$	$		$			$
April	$
May	$
June	$	$		$			$
July	$
August	$
September	$	$		$			$
October	$
November	$
December 02	$132,964		$132,964		$250	Jan 24 2003		$250	12283

*                 Each month list the total money spent for all purposes. At the end of the quarter, add the monthly totals. This is the amount used to compute the quarterly fee due the U.S. Trustee, from the table below.

**Effective 10-01-96 [$-0- to $14,999.99 = $250.00]    [$15,000 to $74,999.99 =

$500.00] [$75,000 to $149,999.99 = $750.00]    [$150,000 to $224,999.99 =

$1,250.00] [$225,000 to $299,999.99 = $1,500.00]    [$300,000 to $999,999.99 =

$3,750.00] [$1,000,000 to $1,999,999.99 = $5,000.00]    [$2,000,000 to $2,999,999.99 =

$7,500.00] $3,000,000 to $4,999,999.99 = $8,000.00]    [$5,000,000 or more = $10,000.00]

Other Expenses — Jan 2003 ($)

Accounting Expenses	3,400
Amortization of Finance Charges	20,833
Automobile Expenses	298
Bank Fees	75
Board Meeting Expense	0
Cleaning	81
Clinical Trials	73,767
Computer Expense	2,927
Consulting	19,416
Group Insurance	2,861
Hazardous Waste	0
Liability Insurance	28,500
Misc Expenses	(20,000)
Office Expense	10
Option Extension Expense	0
Payroll Processing	1,442
Payroll Taxes	23,821
Postage	(102)
Professional Fees	612
Security	0
Telephone	4,603
Travel	9,018
Waste Disposal	540
Workers Comp Insurance	(468)

Total	171,634

Liability Recap	Taxes Debited	Federal Income Tax	14,579.91
		Earned Income Credit Advances	.00
		Social Security — EE	3,875.00
		Social Security — ER	3,875.00
		Social Security Adj — EE	.00
		Medicare — EE	906.25
		Medicare — ER	906.25
		Medicare Adj — EE	.00
		Federal Unemployment Tax	224.00
		State Income Tax	2,986.44
		State Unemployment Insurance — EE	2.63
		State Unemployment/Disability Ins — ER	1,011.06
		State Unemployment Insurance Adj — EE	.00
		State Disability Insurance — EE	92.97
		State Disability Insurance Adj — EE	.00
		Workers’ Benefit Fund Assessment — EE	.00
		Workers’ Benefit Fund Assessment — ER	.00
		Local Income Tax	.00
		School District Tax	.00
		Total Taxes Debited	Account Number 180127	28,459.51
	Other Transfers	401K	Account Number 180127	8,062.50
		ADP Direct Deposit	Account Number 180127	31,994.30		Total Liability
		Total Amount Debited from your Accounts			68,516.31	68,516.31
	Bank Debits and Other Liability	Checks		.00		68,516.31
		Adjustments/Prepay/Voids		.00		68,516.31
	Taxes — Your Responsibility	None This Payroll
						68,516.31

62,500.00	+
3,875.00	+
906.25	+
224.00	+
1,011.06	+

68,516.31	*

Liability Recap	Taxes Debited	Federal Income Tax	39,497.39
		Earned Income Credit Advances	.00
		Social Security — EE	9,488.63
		Social Security — ER	9,488.63
		Social Security Adj — EE	.00
		Medicare — EE	2,219.11
		Medicare — ER	2,219.11
		Medicare Adj — EE	.00
		Federal Unemployment Tax	112.00
		State Income Tax	8,107.70
		State Unemployment Insurance — EE	5.25
		State Unemployment/Disability Ins — ER	206.83
		State Unemployment Insurance Adj — EE	.00
		State Disability Insurance — EE	8.61
		State Disability Insurance Adj — EE	.00
		Workers’ Benefit Fund Assessment — EE	.00
		Workers’ Benefit Fund Assessment — ER	.00
		Local Income Tax	.00
		School District Tax	.00
		Total Taxes Debited	Account Number 180127	71,353.26
	Other Transfers	401K	Account Number 180127	18,240.03
		ADP Direct Deposit	Account Number 180127	75,475.67		Total Liability
		Total Amount Debited from your Accounts			165,068.96	165,068.96
	Bank Debits and Other Liability	Checks		.00		165,068.96
		Adjustments/Prepay/Voids		.00		165,068.96
	Taxes — Your Responsibility	None This Payroll
						165,068.96

153,266.86	+
9,488.63	+
2,219.11	+
112.00	+
206.83	+

165,293.43	²
224.47	-
165,068.96	*

Liability Recap	Taxes Debited	Federal Income Tax	35,410.81
		Earned Income Credit Advances	.00
		Social Security — EE	6,362.75
		Social Security — ER	6,362.75
		Social Security Adj — EE	.00
		Medicare — EE	1,812.50
		Medicare — ER	1,812.50
		Medicare Adj — EE	.00
		Federal Unemployment Tax	.00
		State Income Tax	6,780.94
		State Unemployment Insurance — EE	5.25
		State Unemployment/Disability Ins — ER	.00
		State Unemployment Insurance Adj — EE	.00
		State Disability Insurance — EE	.00
		State Disability Insurance Adj — EE	.00
		Workers’ Benefit Fund Assessment — EE	.00
		Workers’ Benefit Fund Assessment — ER	.00
		Local Income Tax	.00
		School District Tax	.00
		Total Taxes Debited	Account Number 180127	58,547.50
	Other Transfers	401K	Account Number 180127	11,718.75
		ADP Direct Deposit	Account Number 180127	.00		Total Liability
		Total Amount Debited from your Accounts			70,266.25	70,266.25
	Bank Debits and Other Liability	Checks		62,909.00		133,175.25
		Adjustments/Prepay/Voids		.00		133,175.25
	Taxes — Your Responsibility	None This Payroll
						133,175.25

125,000.00	+
6,362.75	+
1,812.50	+
.00	+
.00	+

133,175.25	*